UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2022
Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index

Item 2.02 Results of Operations and Financial Condition.

On January 10, 2022, Illumina, Inc. (the "Company"), presented at the J.P. Morgan Healthcare Conference in San Francisco, California during which it discussed preliminary financial results for the fourth quarter and fiscal year ended January 2, 2022. The presentation was webcast on the Company’s website, and it will remain available in the Investor Relations section of the Company’s website for at least 30 days following. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the presentation (the "Transcript") is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

The information furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1    Transcript of Illumina, Inc. presentation at the J.P. Morgan Healthcare Conference on January 10, 2022
99.2    Reconciliation of preliminary non-GAAP operating margin for the fiscal year ended January 2, 2022
99.3    Reconciliation of non-GAAP financial guidance for fiscal year 2022
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	January 11, 2022	By:	/s/ SAM A. SAMAD
Sam A. Samad
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Transcript of Illumina, Inc. presentation at the J.P. Morgan Healthcare Conference on January 10, 2022
99.2	Reconciliation of preliminary non-GAAP operating margin for the year ended January 2, 2022
99.3	Reconciliation of non-GAAP financial guidance for fiscal year 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)